EXHIBIT 99.1

TF Financial Corporation Reports Third Quarter 2009 Results and Quarterly Dividend

NEWTOWN, Pa., Oct. 29, 2009 (GLOBE NEWSWIRE) -- TF Financial Corporation (Nasdaq:THRD) today reported net income of $1,112,000 ($0.44 per diluted share) for the third quarter of 2009, compared with $1,250,000 ($0.47 per diluted share) for the third quarter of 2008. Net income for the nine month period ended September 30, 2009 was $3,354,000 ($1.33 per diluted share) compared with $3,715,000 ($1.39 per diluted share) for the first nine months of 2008. The Company also announced that its Board of Directors declared a quarterly dividend of $0.20 per share, payable November 16, 2009 to shareholders of record on November 9, 2009.

Highlights for the current quarter included:

 -- Net income and diluted earnings per share decreased by 11.0%
    and 6.4%, respectively, compared to the third quarter of 2008, primarily due to a $500,000 increase in the provision for loan losses, partially offset by a $362,000 increase in net interest income.
 -- The Company's net interest margin was 3.42% during the quarter, up 23 basis points from the third quarter of 2008, and up 10 basis points from the second quarter of 2009.
 -- Total deposits were $531.9 million at quarter end, a record for the Company.
 -- Non-performing loans were relatively unchanged during the quarter, and stood at $3.1 million or 0.44% of total assets, down from 0.72% of total assets at December 31, 2008.
 -- Total non-performing assets were 0.58% of total assets, down from 0.72% of total assets at December 31, 2008.
 -- During the third quarter of 2009, the Company recorded a provision for loan losses of $650,000, and there were
    $1,328,000 of charges to the reserve, approximately $1.0
    million of which was attributable to one loan which was
    foreclosed upon and carried as real estate owned at quarter end.
    The total allowance for loan losses at quarter end was
    approximately $4.3 million, up from $3.9 million and $3.0
    million at December 31, 2008 and September 30, 2008,
    respectively. At quarter end the allowance stood at 0.80% of loans, up from 0.70% of loans at December 31, 2008 and 0.54% of loans at September 30, 2008.

Commenting on the performance of the Company, President Kent C. Lufkin stated that, "I am pleased with our performance for the third quarter, especially within these challenging times. TF Financial Corporation and its principal subsidiary, 3rd Federal Bank, are well-positioned to weather these difficult times due in part to continued core earnings, the careful management of our loan loss reserve to ensure that it is adequate and by maintaining capital levels that exceed regulatory guidelines for well capitalized institutions.

"We are monitoring our loan portfolio very closely and are managing all aspects of our operation with a heightened intensity. Deposit growth for the year continues to be very strong, reflecting the confidence that the public has in this community bank.

"We also recognize that we need to continue to look forward and are taking positive steps to enhance our franchise. We recently underwent a successful, major computer upgrade, which will improve our product and service offerings. In addition, we have broken ground on a new LEED Certified office to replace our current Woodhaven Road Branch.

"TF Financial Corporation and 3rd Federal Bank are strong institutions that are anxious to serve the needs of the community. We offer a safe and secure alternative for depositors and are a willing lender to qualified borrowers."

TF Financial Corporation is a holding company whose principal subsidiary is Third Federal Bank, which operates 14 full service retail and commercial banking offices in Philadelphia and Bucks County, Pennsylvania and in Mercer County, New Jersey. In addition, the Bank's website can be found at www.thirdfedbank.com. Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by TF Financial Corporation with the Securities and Exchange Commission from time to time. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

 TF FINANCIAL CORPORATION
 UNAUDITED FINANCIAL INFORMATION
 (dollars in thousands except per share data)

                                      QUARTER ENDED
                                      -------------
                    9/30/2009 6/30/2009 3/31/2009 12/31/2008 9/30/2008
                    --------- --------- --------- ---------- ---------

 EARNINGS SUMMARY

   Interest
    income          $   9,120 $   9,228 $   9,317 $    9,618 $   9,725
   Interest
    expense             3,381     3,649     3,798      4,308     4,348
   Net interest
    income              5,739     5,579     5,519      5,310     5,377
   Loan loss
    provision             650       590       665      1,010       150
   Non-interest
    income                796     1,439       935        927       699
   Non-interest
    expense             4,420     4,776     4,424      4,623     4,214
   Income taxes           353       430       345         83       462
   Net income       $   1,112 $   1,222 $   1,020 $      521 $   1,250

 PER SHARE
  INFORMATION

   Earnings per
    share, basic    $    0.44 $    0.48 $    0.41 $     0.20 $    0.47
   Earnings per
    share, diluted  $    0.44 $    0.48 $    0.41 $     0.20 $    0.47

   Dividends paid   $    0.20 $    0.20 $    0.20 $     0.20 $    0.20

 FINANCIAL RATIOS

   Annualized
    return on
    average assets       0.62%     0.68%     0.57%      0.28%     0.69%
   Annualized return
    on average
    equity               6.28%     7.07%     6.08%      3.00%     7.14%
   Efficiency ratio     75.11%    74.30%    76.42%     88.44%    71.11%

 AVERAGE BALANCES

   Loans            $ 535,358 $ 542,569 $ 545,097 $  547,128 $ 547,748
   Mortgage-backed
    securities        100,482   104,491   109,377    109,284    93,100
   Investment
    securities         41,849    38,060    39,458     39,996    40,862
   Other interest-
    earning assets      2,027     2,011       501        629     1,102
   Total earning
    assets            679,716   687,131   694,433    697,037   682,812
   Non-earning
    assets             37,463    38,517    34,984     36,611    36,301
   Total assets       717,179   725,648   729,417    733,648   719,113

   Deposits           530,064   518,374   494,969    491,283   482,521
   FHLB advances
    and other
    borrowed money    107,746   128,620   157,928    165,101   158,385
   Total interest
    bearing
    liabilities       637,810   646,994   652,897    656,384   640,906
   Non-interest
    bearing
    liabilities         9,065     9,302     8,471      8,271     8,552
   Stockholders'
    equity             70,304    69,352    68,049     68,993    69,655
   Total
    liabilities &
    stockholders'
    equity          $ 717,179 $ 725,648 $ 729,417 $  733,648 $ 719,113

 SPREAD AND MARGIN
  ANALYSIS

 Average yield on:
   Loans                 5.66%     5.66%     5.70%      5.83%     6.00%
   Mortgage-backed
    securities           4.62%     4.97%     5.14%      4.79%     4.61%
   Investment
    securities           4.09%     3.99%     3.90%      3.84%     4.76%
   Other interest-
    earning assets       0.00%     0.00%     0.00%      0.63%     2.17%
   Total interest-
    earning assets       5.39%     5.45%     5.50%      5.55%     5.73%

 Average cost of:
   Deposits              1.79%     1.89%     2.06%      2.32%     2.29%
   FHLB advances
    and other
    borrowed money       3.64%     3.77%     3.30%      3.48%     3.96%
   Total interest-
    bearing
    liabilities          2.10%     2.26%     2.36%      2.61%     2.70%

 Interest rate
  spread                 3.29%     3.19%     3.14%      2.94%     3.03%
 Net interest margin     3.42%     3.32%     3.28%      3.09%     3.19%

 NON-INTEREST
  INCOME DETAIL

   Service fees,
     charges
    and other       $     464 $     597 $     437 $      595 $     504
   Bank-owned life
    insurance             171       170       160        164       155
   Gain on sale
    investments            --       116       190         --        --
   Gain on sale
    of loans              127       253       148         72        40
   Gain on sale
    of real estate         34       303        --         96        --

 NON-INTEREST
  EXPENSE DETAIL

   Salaries and
   benefits         $   2,601 $   2,645 $   2,671 $    2,775 $   2,648
   Occupancy              756       708       710        722       691
   Professional fees      195       183       273        232       142
   Advertising            118       116       148        181       144
   Deposit insurance      182       511        21         20        21
   Other                  568       613       601        693       568

                                                    NINE MONTHS ENDED
                                                    -----------------
                                                   9/30/2009 9/30/2008
                                                   --------- ---------

 EARNINGS SUMMARY

   Interest income                                 $  27,665 $  29,214
   Interest expense                                   10,828    13,763
   Net interest income                                16,837    15,451
   Loan loss provision                                 1,905       490
   Non-interest income                                 3,170     2,948
   Non-interest expense                               13,620    12,808
   Income taxes                                        1,128     1,386
   Net income                                      $   3,354 $   3,715

 PER SHARE INFORMATION

   Earnings per share, basic                       $    1.33 $    1.40
   Earnings per share, diluted                     $    1.33 $    1.39

   Dividends paid                                  $    0.60 $    0.60

 FINANCIAL RATIOS

   Annualized return on average assets                  0.62%     0.69%
   Annualized return on average equity                  6.48%     7.16%
   Efficiency ratio                                    75.24%    71.52%

 AVERAGE BALANCES

   Loans                                           $ 540,972 $ 540,882
   Mortgage-backed securities                        104,752    97,558
   Investment securities                              39,798    41,518
   Other interest-earning assets                       1,519       913
   Total earning assets                              687,041   680,871
   Non-earning assets                                 37,092    35,584
   Total assets                                      724,133   716,455

   Deposits                                          514,614   480,512
   FHLB advances and other borrowed money            131,248   157,706
   Total interest bearing liabilities                645,862   638,218
   Non-interest bearing liabilities                    9,033     8,958
   Stockholders' equity                               69,238    69,279
   Total liabilities & stockholders'
    equity                                         $ 724,133 $ 716,455

 SPREAD AND MARGIN ANALYSIS

 Average yield on:
   Loans                                                5.69%     6.07%
   Mortgage-backed securities                           4.93%     4.71%
   Investment securities                                4.01%     4.76%
   Other interest-earning assets                        0.09%     2.34%
   Total interest-earning assets                        5.46%     5.79%

 Average cost of:
   Deposits                                             1.91%     2.50%
   FHLB advances and other borrowed money               3.56%     4.05%
   Total interest-bearing liabilities                   2.25%     2.88%

 Interest rate spread                                   3.21%     2.91%
 Net interest margin                                    3.35%     3.09%

 NON-INTEREST INCOME DETAIL

   Service fees, charges and other                 $   1,498 $   1,937
   Bank-owned life insurance                             501       470
   Gain on sale investments                              306        --
   Gain on sale of loans                                 528       199
   Gain on sale of real estate                           337       342

 NON-INTEREST EXPENSE DETAIL

   Salaries and benefits                           $   7,917 $   7,863
   Occupancy                                           2,174     2,159
   Professional fees                                     651       563
   Advertising                                           382       433
   Deposit insurance                                     714        48
   Other                                               1,782     1,742

 TF FINANCIAL CORPORATION
 UNAUDITED FINANCIAL INFORMATION
 (dollars in thousands except per share data)

                                      PERIOD ENDED
                                      ------------
                    9/30/2009 6/30/2009 3/31/2009 12/31/2008 9/30/2008
                    --------- --------- --------- ---------- ---------
 DEPOSIT INFORMATION

   Non-interest
     checking       $  38,100 $  41,078 $  36,123 $   36,871 $  40,204
   Interest checking   47,377    49,593    47,365     46,907    46,013
   Money market       131,197   120,163   100,481     88,609    80,328
   Savings             97,795   104,385   108,518    111,591   116,485
   CD's               217,480   215,871   212,028    205,872   209,505

 OTHER INFORMATION

 Per Share

   Book value (a)   $   28.33 $   27.63 $   27.35 $    26.92 $   26.28
   Tangible book
    value (a)       $   26.61 $   25.91 $   25.64 $    25.20 $   24.65
   Closing market
    price           $   18.75 $   17.71 $   18.19 $    19.30 $   21.50

 Balance Sheet

   Loans,net        $ 532,547 $ 542,673 $ 542,494 $  545,989 $ 548,263
   Cash and cash
    equivalents         4,401     6,262     3,896      2,719     4,562
   Mortgage-backed
    securities         98,188   101,171   105,678    111,991    92,979
   Investment
    securities         44,348    41,947    38,451     41,515    39,818
   Total assets       711,849   724,497   723,925    733,708   718,113
   Total deposits     531,949   531,090   504,515    489,850   492,535
   FHLB advances
    and other
    borrowed money     99,744   111,132   141,576    168,148   148,341
   Stockholders'
    equity             71,550    69,672    68,901     67,692    69,412

 Asset Quality

   Non-performing
    loans           $   3,098 $   3,039 $   3,486 $    5,279 $   2,615
   Allowance for
    loan losses     $   4,292 $   4,970 $   4,425 $    3,855 $   2,996
   Net charge-offs  $   1,328 $      45 $      95 $      151 $      (1)
   Allowance for
    loan losses to
    total loans          0.80%     0.91%     0.81%      0.70%     0.54%
   Non-performing
    loans to total
    loans                0.58%     0.55%     0.64%      0.96%     0.47%
   Non-performing
    loans to total
    assets               0.44%     0.42%     0.48%      0.72%     0.36%
   Foreclosed
    property        $     999 $   1,130 $   2,164 $      --  $     306
   Foreclosed
    property to
    total assets         0.14%     0.16%     0.30%      0.00%     0.04%
   Non-performing
    assets to
    total assets         0.58%     0.58%     0.78%      0.72%     0.41%

 Statistical

   Shares
    outstanding
    (000's) (a)         2,526     2,522     2,519      2,515     2,641
   Number of
    branch offices         14        14        14         14        14
   Full time
    equivalent
    employees             172       173       177        181       173

 (a) Excludes 138,000, 141,000, 144,000, 147,000 and 150,000
     unallocated employee stock ownership plan shares at September 30,
     2009, June 30, 2009, March 31, 2009,December 31, 2008 and
     September 30, 2008, respectively.

CONTACT:  TF Financial Corporation
          Dennis R. Stewart, EVP/CFO
          (215) 579-4000